

Her Imports (OTC QB: HHER)

Investor Presentation
April 2017

Safe Harbor Statement

This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” potential” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward looking statements contained in this presentation, as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission.

In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation. You should read carefully our “Cautionary Note Regarding Forward-Looking Information “ and the factors described in the “Risk Factors” section of our Form 10-Q.

Her Imports (HHER)



Lifestyle Brand
Beauty Enhancement Specialists
Empower Women
Marketing Experts
Hair Extension Experts

Empower women by providing beauty products that naturally enhance their self confidence and expression.

Provide **high-quality** virgin, Remy human hair extensions, hair-care products and related beauty products.

Transform the shopping experience by offering an **intimate and unique** beauty consultation.

Grow trust and loyalty to **Her Imports** brand.





Global Market Opportunity


$516 BILLION
THE BLACK HAIR INDUSTRY GROSS PROJECTIONS FOR 2017
- HUFFINGTON POST

Global Market Opportunity

- TAM: $500+ Billion (worldwide)
- SAM: $10+ Billion
- SOM: $200+ Million
- African American, Hispanic and Caucasian women 16-65 years old
- Highly fragmented market with high barrier of entry
- Few companies in the U.S. who sell 100% Virgin Remy human hair
- Quality control of the hair is a major industry concern as many competitors do not provide virgin hair as marketed
- Many competitors offer low quality synthetic hair often processed with toxic chemicals
- Many competitive brands are focused on a non-retail model, primarily selling through e-commerce and stylist distribution

Company Overview


100% NATURAL NO CHEMICALS
VIRGIN HAIR
EXCLUSIVELY EXPORTED FROM INDIA

- Leading US retailer of human hair extensions and related hair-care and beauty products
- Highest quality Virgin Remy hair, sourced from India
  - Virgin: Not exposed to perming agents, silicone, toxic dyes or “acid bath”
  - Remy: Strands of hair are flowing in their natural direction
- Distribution:
  - 35 retail locations in 19 states (100+ by 2019)
    - Store front
    - Consultation studios
    - Kiosks
  - E-commerce
- Personalized shopping experience conducted by a beauty enhancement specialist
- High customer retention; loyal customers purchasing up to 3 times per year
- Revenue: $13.6M (ttm); Gross Margin: 42.6% (2016)

Virgin Remy Hair Sourced from India

- Millions of women & men go to temple as part of Hindu tradition to donate their hair for religious practices every year
- A temple may engage from 2 to 3,000 women who donate their hair on a daily basis
- Hair is highly sought after for its untreated qualities and length
- Afterwards it is cleaned and the color is removed before being re-dyed for international style tastes
- Sewn into Wefts to enable installation by consumer
- Wrapped and packaged for sale

Product Overview

- Hair Extensions
  - 100% unprocessed **premium virgin hair**
  - Available in 8 different hair types and up to 15 different lengths
  - Illusion frontals
- Hair-care Products
  - Maintenance shampoo and conditioner
  - Dry shampoo for weaves
  - Cling, edge-safe waterproof lace adhesive
- Styling Tools
  - Curling wands
  - Flat irons
- Beauty Products
  - Make-up
  - Make-up brushes



Brazilian Hair Type


CLING
WASH
CO-WASH

Hair-care Products



Mongolian Hair Type

Product Hair Types and Pricing

- Hair extensions in a variety of lengths, styles and colors

- Innovative hair products
  - Illusion frontals,
  - Dry shampoos,
  - Easy wig installs with Cling (hair adhesive)

Hair Extension Type	Pricing
Brazilian Hair	$104.50 –
Peruvian Hair	$121.00 –
My Hair	$132.00 –
Deep Wave	$115.50 –
Malaysian Hair	$110.00 –
Tight Curl Hair	$115.50 –
Bleached Hair	$126.50 –
Brazilian Auburn Hair	$150.00 –

Business Model

- Combination Brick-and-Mortar with a significant online presence – unique in the marketplace
- Retail “pop-up” stores
  - Quickly enter and test the market
  - Minimal upfront investment and expense
- Generating new customers through geo-targeted online and radio marketing which drives consumer to our consultative style selling in our retail locations
- Mall kiosk recently tested to sell accessory product drive foot traffic to stores
- eCommerce Website that is integrated with multiple platforms
  - CRM
  - POS
  - Shipping System
  - Marketing (email, SMS & Social Media)

Unique 1x1 Consultative Approach



Each customer receives individual attention the moment they walk into any of our stores. We take the time needed to meet the demand's of each person's needs and desires. Strategy supports customer retention rate.

Marketing

- Utilizing a variety of low-cost marketing strategies
  - Grassroots, engaged with local stylists
  - Social Media
    - Instagram
    - Twitter
    - Facebook
    - YouTube Subscribers; Video Views
  - SEO
- Data base – one million email account and phone numbers
- Strategic relationships with select stylists
- Proprietary hyper-effective SEO techniques
- Social Influencers
- Mall kiosk foot traffic drive sales to consultation studios
- Integrated digital campaigns targeting physical locations

Pop-up Store; Immediate Market Presence

- Open retail location in 14 days from decision
- Minimum investment expense of $3K to $5K and working capital of $25K
- No long-term commitments – leases typically 3 to 6 months
- Allows for rapid market test with minimal risks

Retail Presence

Flagship store in Greenbelt, Maryland;
3,000 Square Feet



35 retail locations in 19 states

100 + retail locations by end of 2019 (stores can be opened and closed in days with very low cost)

Competition

Company	Concentration of Sales	Quality of Hair
Great Lengths	Wholesale	Remy Virgin
Aliexpress	Retail	Synthetic
Beauty Supply Stores	Retail	Synthetic
Hair Salons	Retail	Remy and Synthetic
Lifestyle brands	Online	Remy and Synthetic

Competitive Advantages

- Affordable prices
  - Average bundle purchased by one customer is $300 well below the industry standard
  - 120% - 300% less expensive than competition
  - Payment installment option to reduce upfront cost

- High-quality Indian hair
  - Sourced from China
  - 10 qualified vendors

- Retail locations with personalized consultative selling approach
  - No competitor has as many locations

- Recognized brand
  - 5 + years of building a well-known brand in the hair extension industry
  - Social media following (e.g., 500,000 Instagram followers)
  - Over a million Text Message/Short Code subscribers

Growth Strategy

- Expand to 100 retail locations by end of 2019
- Mall kiosk using driving mall foot traffic to stores
- Target expansion into geographic regions where customers have higher incomes and disposable income
- Broaden product line
  - Innovative product new to the market
  - Complementary product for upsell
- Offering customers a variety of payment options to appeal to a wider range of customers
  - Bundle deals
  - Payment installments
- Planning to launch a subscription model

Subscription Model

Subscription Model –

- Our customers are ADDICTED to hair products, though our product quality is high and hair is totally usable after 3 months, typical duration of any particular hair style being worn lasts around 3 months, our customers can't wait to get their hands on their next set of bundles to try out a new look.

- Subscription model works perfectly to provide them constant supply of hair coupled with in house split payment options.

- Subscription model works great for hair and hair-care products like shampoo, conditioner, adhesives and etc.

Select Financials / Recent Milestones

Symbol:	HHER
Exchange:	OTC QB
Current Price (3/31/2017):	$2.00
Shares Outstanding (As of 11/15/2016):	24.9 Million
Market Cap:	$49.8 Million
Revenue (ttm):	$13.8 Million
Revenue (Q1 '17):	$4.4 Million*
Gross Profit (2016):	$5.8 Million
Gross Profit Margins (2016):	42.6%
Debt:	$0

*Unaudited Q1 '17 Revenue

March 16, 2017
Closed on acquiring 500 stockholders as part of move towards exchange listing

February 27, 2017
Began trading under the current symbol on February 28, 2017

February 23, 2017
Renowned Hair Stylist, Tippi Shorter, Joins Her Imports' Management Team as VP Product Development and Marketing

February 21, 2017
Engaged KCSA as Strategic Communications and Investor Relations Counsel

February 2, 2017
Announces Symbol Change and Reverse Stock Split

January 12, 2017
Announces Name Change from Her Imports

January 5, 2017
Announces Opening of Six New Her Import Stores including strategically placed Point-of-Sale Kiosks in Highly Trafficked Shopping Areas

Store vs Online Sales


Sale by Quarter
2015: $13.3M
2016: $13.6M
Q1 '17:
$4.4M
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17*
Store Sales
Online Sales
Wholesale Sales

* Unaudited 2017 First Quarter Revenue

Investment Highlights

- Lifestyle brand empowering women
- Addressing a large, underserved market
- One of two companies who offer high-quality, virgin, Remy, hair in U.S.
- Market:
  - Large market opportunity; TAM $500B+
  - Supplying highly fragmented market; untapped market share
- Established distribution – Retail, online, kiosks
- Revenue (ttm) - $13.8 MM, 42.6% margin
- Growth strategy – Retail expansion and subscription model
- Well known industry brand
- Unique consultative approach
- Low-cost expansion strategy



Thank you!

For more information, please contact:

Investor Contact:
Valter Pinto / Allison Soss
KCSA Strategic Communications
(212) 896-1254 / (212) 896-1267
valter@kcsa.com / asoss@kcsa.com